EXHIBIT 10.1


                    AMENDMENT AND WAIVER TO CREDIT AGREEMENT


     This Amendment and Waiver to Credit Agreement is dated as of the 21st day of May, 2010 and is by and between Orbit International Corp., Behlman Electronics, Inc., Tulip Development Laboratory, Inc. and Integrated Consulting Services, Inc. d/b/a Integrated Combat Systems (each a "BORROWER" and collectively, the "BORROWERS"), and Capital One, N.A. ("BANK") (this "AMENDMENT").

     WHEREAS, on March 10, 2010 the Bank made available to the Borrowers a line of credit in the amount of $3,000,000 and a term loan in the amount of $4,654,761.84 pursuant to a Credit Agreement dated March 10, 2010 between the Borrowers and the Bank (as amended from time to time, the "CREDIT AGREEMENT") and evidenced by, respectively, a Line of Credit Note dated March 10, 2010 from Borrowers to Bank (as amended from time to time, the "LINE OF CREDIT NOTE") and the Term Loan Note dated March 10, 2010 from Borrowers to Bank (as amended from time to time, the "TERM LOAN NOTE") and secured by a Security Agreement dated March 10, 2010 from the Borrowers to the Bank (the "SECURITY AGREEMENT") (the Credit Agreement, the Line of Credit Note, the Term Loan Note, the Security Agreement, and all other documents executed and delivered in connection therewith, collectively, the "FINANCING DOCUMENTS");

     WHEREAS, the Borrowers have requested that the Bank modify certain covenants set forth in the Credit Agreement and waive compliance with certain covenants set forth in the Credit Agreement to which the Bank has agreed provided the Borrowers enter into this Amendment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and the Bank hereby agree as follows:

1. Capitalized terms not defined herein shall have the meaning set forth in the Credit Agreement.

2. The definition of "Applicable Margin" set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "Applicable Margin" means (i) with respect to Line of Credit Loans which are LIBOR Loans, two percent (2.00%) and with respect to Line of Credit Loans which are Prime Rate Loans, one percent (1.00%), and (ii) with respect to the Term Loan which is a LIBOR Loan, three percent (3.00%) and with respect to the Term Loan which is a Prime Rate Loan, one and one half of one percent (1.50%).

3. Section 2.01(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

     (b) Commencing May 21, 2010, each Line of Credit Loan shall be a Prime Rate Loan as a Borrower may request subject to and in accordance with the terms and conditions hereof. Each such request shall be submitted to Bank on the Bank's standard form, a copy of which is attached hereto as Exhibit C. Notwithstanding anything to the contrary contained in this Agreement, the Borrowers may not convert any Prime Rate Loan into a LIBOR Loan. All or any portion of any Line of Credit Loan that is currently a LIBOR Loan as of May 21, 2010 may remain a LIBOR Loan until the end of the applicable Interest Period at which time such LIBOR Loan shall convert to a Prime Rate Loan.

4. The following sentence is hereby added to the end of Section 2.01(c) of the Credit Agreement:

     Notwithstanding the foregoing, until July 15, 2010, the aggregate principal amount of outstanding Line of Credit Loans plus the outstanding principal amount of the Term Loan may exceed by the Borrowing Base by an amount not to exceed Eight Hundred Thousand Dollars ($800,000.00) (the "Overdraft"). So long as an Overdraft is existing, no additional Line of Credit Loans shall be available to the Borrowers.

5. The following sentence is hereby added to the end of Section 2.03 of the Credit Agreement:

     Notwithstanding anything to the contrary contained in this Agreement, commencing on and after May 21, 2010, the Term Loan shall only be a Prime Rate Loan and the Borrowers may not convert any Prime Rate Loan into a LIBOR Loan. All or any portion of the Term Loan that is currently a LIBOR Loan as of May 21, 2010 may remain a LIBOR Loan until the end of the applicable Interest Period at which time such LIBOR Loan shall convert to a Prime Rate Loan.

6. The last sentence of Section 5.07 of the Credit Agreement is hereby amended to read in its entirety as follows:

     In addition, the Bank shall have the right to obtain a field examination of the Borrowers' Accounts and inventory, at Borrowers' expense, by the Bank's field examiner or an outside firm engaged by the Bank, at any time provided that so long as no Event of Default has occurred and is continuing, such field examination shall not be required more than four (4) times in any calendar year. Currently, the cost of a field examination is $850.00 per day per examiner plus expenses.
7. Section 5.10(4) of the Credit Agreement is hereby amended to read in its entirety as follows:

     (4)     Borrowing  Base Certificate; Monitoring Reports. (i) Within fifteen
             -----------------------------------------------
(15) days of the end of each month, a Borrowing Base Certificate with (a) an accounts receivable aging schedule (including the scheduling of all respective due dates and cancel dates and setting forth those due more than 30 days, 60 days, 90 days and 120 days) and (b) a quarterly summary report of inventory broken down by raw material, finished goods and work-in-process which quarterly summary report shall be as of the date of the end of the most recent fiscal quarter; and (ii) no later than on Wednesday of each week for the prior week's end through June 25, 2010 and thereafter on a daily basis by 3:00 pm on the following Business Day a Certificate in the form of Exhibit H attached hereto; and (iii) within fifteen (15) days of the end of each month, a schedule of all backlog, work-in-process and completed contracts, in the form attached hereto as
Exhibit  I,  in  substance  reasonably  satisfactory  to  Bank.

8. The following subsection (13) is hereby added to Section 5.10 of the Credit Agreement:

     (10)     Cash  Receipt and Disbursement Schedule.  No later June 3, 2010, a
              ---------------------------------------
cash receipts and disbursement projection schedule for the next ensuing thirteen
(13)  weeks,  in  form  and  substance  reasonably  satisfactory  to  Bank.

9.     Section  6.11 of the Credit Agreement is amended to delete the following:

(provided the repurchase of stock shall be permitted only if such repurchase will not cause a violation of any financial covenants set forth in Article VII herein)

10. Section 7.01 of the Credit Agreement is amended to read in its entirety as follows:

     Section 7.01. Consolidated Debt Service Coverage Ratio. Commencing with the
                   ----------------------------------------
period ending March 31, 2011 and at all times thereafter, the Borrowers shall maintain a Consolidated Debt Service Coverage Ratio of not less than 1.25 to
1.00 (to be tested as of the end of March 31, 2011 and each Fiscal Quarter thereafter on a rolling four (4) quarter basis).

11.     The  following  Section  7.03  is  hereby added to the Credit Agreement:

     Section  7.03  Net  Profit.  The  Borrowers, on a consolidated basis, shall
                    -----------
have a net profit before interest, taxes, goodwill impairment and intangible asset charges and Bank and other legal fees associated with the waivers and amendments to this Agreement dated as of May 21, 2010 of not less than (i) Twenty Two Thousand Dollars ($22,000.00) for the Fiscal Quarter ending June 30, 2010, (ii) Three Hundred Twenty One Thousand Dollars ($321,000.00) for the Fiscal Quarter ending September 30, 2010, and (iii) Eight Hundred Ten Thousand Dollars ($810,000.00) for the Fiscal Quarter ending December 31, 2010.

12.     The  following  Exhibit  H  is  hereby  added  to  the  Agreement:

                             CONTINUED ON NEXT PAGE

                                   EXHIBIT H

CAPITAL ONE, N.A.                                                EXHIBIT "H"
ASSET BASED LENDING DEPARTMENT                        BORROWING BASE CERTIFICATE

COMPANY NAME:         ORBIT INTERNATIONAL CORP AND SUBSIDIARIES   DATE:
-------------         -----------------------------------------   ---------
                               Orbit International    Behlman     Tulip    ICS
1.Accounts Receivable
 (line 5 of previous BBC)      $                      $           $        $

2.Additions to Accounts
Receivable since last BBC
New Sales Dated _____/_____/_____
 to _____/_____/_____
(Attach Sales Register)        $                      $          $          $

3.Reductions to Accounts
Receivable since last BBC
(A) Gross Reductions (Remit #
________ to ________)          $                      $          $           $

(B) Credit Memos issued
    since last BBC             $                      $          $           $

(C) Total Reductions           $                      $          $           $

4. Other Adjustments to
Accounts Receivable (*Explain) $                      $          $            $

5. New Accounts Receivable
   Balance                     $                      $          $            $

6. Total Ineligible Accounts
(line G. from last Monthly BBC)$                      $          $            $

7.Eligible Accounts Receivable
(line 5 minus line 6)          $                      $          $            $

8.Accounts Receivable
Availability (85% of line 7)    $                     $          $            $

9.Total Accounts Receivable
Avail. (Orbit, Behlman, Tulip
and ICS - line 8)               $

10. Gross Eligible Inventory
 (From last monthly BBC)        $                     $          $             $

11.Total Gross Eligible
Inventory (Orbit, Behlman, Tulip
and ICS - line 10)              $

12.Inventory Avail.
(the lesser of $3MM, 50% of
line 11 or Line 9)               $

13.TOTAL GROSS AVAILABILITY - A/R
 & INVENTORY (line 9 + 12)       $

14.NEW LINE OF CREDIT LOAN
  BALANCE                        $

15.AVAILABILITY BEFORE
 TERM LOAN (13-14)               $

16.TERM LOAN OUTSTANDING         $

17.AVAILABILITY BEFORE
CASH AND MKT. SECURITIES (15-16) $

18.If shortfall CASH AND MKT.
Securities over $1,000M          $

19.If shortfall enter APPROVED
OVERADVANCE ONLY                 $

19.Collateral Availability/
Shortfall                        $


   *Explain:


If a collateral shortfall exists, the loan balance MUST be reduced, or cash collateral provided, for an amount greater than or equal to the shortfall.

The undersigned hereby certifies to Capital One, N.A. (the "Bank") that (1) the information provided herein is true, correct, complete and accurate as of the dates stated above and has been prepared in a manner consistent with the preparation of prior Borrowing Base Certificates to the Bank, (2) except as set forth below, the undersigned is currently in compliance with all terms, covenants, conditions contained in any agreement between the Bank and the undersigned and in each of the other loan documents, and all of the undersigned's representations and warranties in any other loan documents are currently true and correct, and (3) except as set forth below, no default or event of default has occurred and is currently continuing under any agreement between the undersigned and the Bank, or will occur after giving effect to any loan requested herewith. The undersigned agrees that in the event of any conflict between the Borrowing Base Certificate and other loan documents, the terms of the other loan documents shall control. The undersigned further acknowledges that the Bank will rely on the foregoing in making credit available to the undersigned.

ORBIT INTERNATIONAL CORP AND SUBSIDIARIES

Prepared by: ______________________________________Authorized Signature:
____________________________________________

13.     The following Exhibit I is hereby added to the Agreement:

                             CONTINUED ON NEXT PAGE

                                   EXHIBIT I




                                    Orbit Instruments - Backlog/WIP/Completed Contracts
                                                   As of Example 12/15/10




                             Total Contract                                Scheduled Shipments           Actual Shipments
                             --------------                                -------------------           ----------------
                                      Total       Est.      Est.   Sched.                                Actual
                 Date      Est. 1st.  Contract    Gross     GP     Shipment                              Shipment
Contract Name    Awarded   Ship Date  Amount      Profit    %      Quarter    $ Amount  Cost      GP %   Quarter    Amount
---------------  --------  ---------  ----------  --------  -----  ---------  --------  --------  -----  ---------  --------
ABC Co. SR228    3/2/2010  4/30/2010  $1,000,000  $700,000  30.0%  Q2   2010  $300,000  $210,000  30.0%  Q2   2010
                                                                   Q3   2010  $400,000  $280,000  30.0%  Q3   2010  $300,000
                                                                   Q4   2010  $200,000  $140,000  30.0%  Q4   2010  $400,000
                                                                   Q1   2011  $100,000  $ 70,000  30.0%  Q1   2011
                                                                   Q2   2011                             Q2   2011
                                                                   Q3   2011                             Q3   2011
Prime Co. CC099                       $  300,000  $200,000  33.3%  Q2   2010                             Q2   2010
                                                                   Q3   2010  $150,000  $100,050  33.3%  Q3   2010  $150,000
                                                                   Q4   2010  $150,000  $100,050  33.3%  Q4   2010  $150,000

                 Actual Shipments Cumulative
                 ---------------- ----------
                                  Shipped   Cost      GP %      Balance
Contract Name    Cost      GP %   To Date   To Date   To Date   Remaining   Comments
---------------  --------  -----  --------  --------  --------  ----------  ----------------
ABC Co. SR228                     $      0  $      0      0.0%  $1,000,000  Delayed due to
                 $215,000  28.3%  $300,000  $215,000     28.3%  $  700,000  testing at Prime
                 $300,000  25.0%  $700,000  $515,000     26.4%  $  300,000  Level - expect
                                                                            fully shipped by
                                                                            Q3 2011

Prime Co. CC099
                 $100,050  33.3%  $150,000  $100,050     33.3%  $  150,000  On schedule
                 $100,050  33.3%  $300,000  $200,100     33.3%  $        0



14. The Bank hereby waives compliance with Section 7.01 for the Fiscal Quarter ending March 31, 2010 provided the actual Consolidated Debt Service Coverage Ratio was not less than 0.88 to 1.0 as at March 31, 2010.

15. The Borrowers ratify and reaffirm the Financing Documents and the Financing Documents, as hereby amended, shall remain in full force and effect.

16. The Borrowers represent and warrant that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this Amendment, (b) no condition, at, or event which could constitute an event of default under the Credit Agreement, the Notes or any other Financing Documents exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement, the Notes or any other Financing Document.

17. The Borrower agrees to pay to the Bank its fee for this Amendment in the amount of $25,000.00 together with all other fees and out-of-pocket disbursements incurred by the Bank in connection with this Amendment, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this Amendment.

18. This Amendment shall become effective only after it is fully executed by the Borrowers and the Bank and the Bank has received the fees required pursuant to Section 17 herein.

19. The Borrowers acknowledge that as of the date of this Amendment it has no offsets or defenses with respect to all amounts owed by it to the Bank arising under or related to the Financing Documents on or prior to the date of this Amendment. The Borrowers fully, finally and forever release and discharge the Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, whether now known or unknown to them, which they may have and which may have arisen in connection with the Financing Documents or the actions or omissions of the Bank related to the Financing Documents on or prior to the date hereof. The Borrowers acknowledge and agree that this Amendment is limited to the terms outlined above and shall not be construed as an agreement to change any other terms or provisions of the Financing Documents. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future agreements, should any be requested.

20. This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Financing Documents, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Financing Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Financing Documents and made a part thereof. This Amendment shall not release or affect the liability of any guarantor of the Notes or credit facility executed in reference to the Financing Documents, if any, or release any owner of collateral granted as security for the Financing Documents. The validity, priority and enforceability of the Financing Documents shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Financing Documents, or any document executed in conjunction therewith, the provisions of this Amendment shall supersede and control. The Bank expressly reserves all rights against all parties to the Financing Documents.

21. This Amendment shall be governed and construed in accordance with the laws of the State of New York

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the day and year first above written.

                                   BORROWERS:
ORBIT INTERNATIONAL CORP.

By:/s/ Mitchell Binder
-----------------------
Name:  Mitchell  Binder
Title:   Chief  Financial  Officer

BEHLMAN ELECTRONICS, INC.

By:/s/ Mitchell Binder
-----------------------
Name:  Mitchell  Binder
Title:   Chief  Financial  Officer

TULIP DEVELOPMENT LABORATORY, INC.

By:/s/ Mitchell Binder
-----------------------
Name:  Mitchell  Binder
Title:   Chief  Financial  Officer

INTEGRATED CONSULTING SERVICES, INC.

By:/s/ Mitchell Binder
------------------------
Name:  Mitchell  Binder
Title:   Chief  Financial  Officer

BANK:

CAPITAL  ONE,  N.A.

By:/s/ Dawn Juliano
--------------------------
Name:     Dawn  Juliano
Title:     Vice  President